BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Alteration

FORM 11
BUSINESS CORPORATIONS ACT
Section 257

Filed Date and Time:	**February 8, 2006 10:47 AM Pacific Time**
Alteration Date and Time:	**Notice of Articles Altered on February 8, 2006 10:47 AM Pacific Time**

NOTICE OF ALTERATION

Incorporation Number:	**Name of Company:**
BC0686829	RIPPLE LAKE DIAMONDS INC.

ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with the Registrar.

PRE-EXISTING COMPANY PROVISIONS

The company has resolved that the Pre-existing Company Provisions no longer apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	common Shares	Without Par Value Without Special Rights or Restrictions attached

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: February 8, 2006 10:47 AM Pacific Time

Incorporation Number: **BC0686829**

Recognition Date: Incorporated on February 6, 2004

NOTICE OF ARTICLES

Name of Company:

RIPPLE LAKE DIAMONDS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
10TH FLOOR, 595 HOWE STREET
VANCOUVER BC V6C 2T5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Crowhurst, Timothy

Mailing Address:	Delivery Address:
SUITE 305 - 595 HOWE STREET VANCOUVER BC V6C 2T5 CANADA	SUITE 305 - 595 HOWE STREET VANCOUVER BC V6C 2T5 CANADA

Last Name, First Name, Middle Name:
LIPSETT, ROBERT

Mailing Address:	Delivery Address:
SUITE 305 - 595 HOWE STREET VANCOUVER BC V6C 2T5 CANADA	SUITE 305 - 595 HOWE STREET VANCOUVER BC V6C 2T5 CANADA

Last Name, First Name, Middle Name:
Cavey, George

Mailing Address:	Delivery Address:
SUITE 305 - 595 HOWE STREET VANCOUVER BC V6C 2T5 CANADA	SUITE 305 - 595 HOWE STREET VANCOUVER BC V6C 2T5 CANADA

Last Name, First Name, Middle Name:
CHAN, FOO

Mailing Address:	Delivery Address:
SUITE 305 - 595 HOWE STREET VANCOUVER BC V6C 2T5 CANADA	SUITE 305 - 595 HOWE STREET VANCOUVER BC V6C 2T5 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	common Shares	Without Par Value Without Special Rights or Restrictions attached